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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the inclusion in this registration statement on Form S-1 of our report dated October 28, 1996 on our audit of the financial statements of SPR Inc. and to all references to our firm included in this registration statement.

                                          ARTHUR ANDERSEN LLP

Chicago, IL
November 18, 1996